Exhibit 99.3

KBS SOR (BVI) HOLDINGS, LTD.

PRO FORMA INTERIM CONSOLIDATED FINANCIAL STATEMENTS

AS OF MARCH 31, 2018

UNAUDITED

INDEX

Page

Board of Directors' Explanations for Pro Forma Interim Consolidated Financial Statements	2

Pro Forma Consolidated Statements of Operations	3-4

Pro Forma Consolidated Statements of Comprehensive Income	5

Notes to Pro Forma Interim Consolidated Financial Statements	6

- - - - - - - - - - -

KBS SOR (BVI) HOLDINGS LTD.
BOARD OF DIRECTORS' EXPLANATIONS FOR PRO FORMA INTERIM CONSOLIDATED FINANCIAL STATEMENTS

A.    GENERAL

Presented below are pro forma interim consolidated financial statements for the three months ended March 31, 2017 and for the year ended December 31, 2017 (together the "Pro Forma Periods"), in accordance with Regulation 38B of the Israeli Securities Regulations (Periodic and Immediate Reports), 1970 (the "Pro Forma Statements").

The Pro Forma Consolidated Statements of Operations and Pro Forma Consolidated Statements of Comprehensive Income have been prepared to give effect to the disposition of the Singapore Portfolio on November 8, 2017, as if such disposition occurred on January 1, 2017. The Pro Forma Statements have been prepared under certain assumptions, which are set forth in Note 2b to the Pro Forma Statements. It is clarified that the Pro Forma Statements do not reflect the actual results of the Company; rather, they have been prepared in order to provide additional information, based on different assumptions.

On November 8, 2017, the Company through 11 wholly owned subsidiaries, sold 11 of its properties (the "Singapore Portfolio") to various subsidiaries of Keppel-KBS US REIT, a newly formed Singapore real estate investment trust that was listed on the Singapore Stock Exchange (the "Singapore Transaction"). The Singapore Portfolio consists of the following properties: 1800 West Loop, Westech 360 (part of the Austin Suburban Portfolio), Great Hills Plaza (part of the Austin Suburban Portfolio), Westmoor Center, Iron Point Business Park, the Plaza Buildings, Bellevue Technology Center, Northridge Center I and II, West Loop I and II, Powers Ferry Landing, and Maitland Promenade II. The sale price of the Singapore Portfolio was $804 million, before closing credits. In addition to the selling of the properties in the Singapore Portfolio, the Company paid off existing mortgages of the properties which their outstanding principal balance as of the transaction date was approximately $401.7 million.

In connection with the sale, the Company received $321.6 million in cash, after deducting transaction costs, and $52.5 million of Keppel-KBS US REIT units (comprising of 53,713,600 units or approximately 9.5% of Keppel-KBS US REIT) in lieu of cash. The Company accounts for its holding of Keppel-KBS US REIT units as financial assets at fair value through profit or loss. The underwriters exercised an over-allotment option, and on December 15, 2017, purchased 15,714,100 of the Keppel-KBS US REIT units from the Company at $0.88 per unit. As of December 31, 2017, the Company owned 43,999,500 units of Keppel-KBS US REIT, representing a 7.0% ownership interest.

May 10, 2018	/s/ Peter McMillan III	/s/ Keith David Hall
Date of approval of the pro forma financial statements	McMillan III, Peter Chairman of Board of Directors	Hall, Keith David Chief Executive Officer

KBS SOR (BVI) HOLDINGS LTD.

PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

	Three months ended March 31, 2017
	As previously reported	Pro Forma Adjustments	Pro Forma Total
	U.S. dollars in thousands

Revenues and other income:

Rental income	$29,752	$(15,895)	$13,857
Tenant reimbursements	5,637	(3,854)	1,783
Interest income from debt investments	160	—	160
Other operating income	1,553	(955)	598
Total revenues and other income	37,102	(20,704)	16,398

Expenses:

Operating, maintenance, and management fees	(10,908)	5,654	(5,254)
Real estate taxes and insurance	(4,737)	2,692	(2,045)
Total expenses	(15,645)	8,346	(7,299)

Gross profit	21,457	(12,358)	9,099

Fair value adjustment of investment properties, net	(2,721)	441	(2,280)
Equity in income of unconsolidated joint ventures	1,694	—	1,694
Asset management fees to affiliate	(2,748)	1,255	(1,493)
General and administrative expenses	(915)	15	(900)

Operating profit	16,767	(10,647)	6,120

Finance income	16	(2)	14
Finance income from financial assets at fair value through profit or loss	1,869	—	1,869
Finance expenses	(9,386)	2,889	(6,497)
Foreign currency transaction adjustments, net	(4,671)	—	(4,671)

Net income (loss)	$4,595	$(7,760)	$(3,165)

Net income (loss) attributable to owner	$4,401	$(7,760)	$(3,359)
Net income attributable to non-controlling interests	194	—	194

Net income (loss)	$4,595	$(7,760)	$(3,165)

May 10, 2018	/s/ Jeffrey Waldvogel	/s/ Peter McMillan III	/s/ Keith David Hall
Date of approval of the pro forma financial statements	Waldvogel, Jeffrey Chief Financial Officer	McMillan, Peter III Chairman of Board of Directors	Hall, Keith David Chief Executive Officer

KBS SOR (BVI) HOLDINGS LTD.

PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

	Year ended December 31, 2017
	As previously reported	Pro Forma Adjustments	Pro Forma Total
	U.S. dollars in thousands

Revenues and other income:

Rental income	$108,113	$(54,612)	$53,501
Tenant reimbursements	21,710	(13,601)	8,109
Interest income from debt investments	1,782	—	1,782
Other operating income	4,001	(3,197)	804
Total revenues and other income	135,606	(71,410)	64,196

Expenses:

Operating, maintenance, and management fees	(42,611)	21,178	(21,433)
Real estate taxes and insurance	(17,404)	9,460	(7,944)
Total expenses	(60,015)	30,638	(29,377)

Gross profit	75,591	(40,772)	34,819

Fair value adjustment of investment properties, net	4,755	22,179	26,934
Loss on deconsolidation	(667)	—	(667)
Loss on extinguishment of debt	(478)	478	—
Equity in income of unconsolidated joint ventures	24,130	—	24,130
Asset management fees to affiliate	(10,686)	4,422	(6,264)
General and administrative expenses	(2,852)	45	(2,807)

Operating profit	89,793	(13,648)	76,145

Finance income	1,021	(12)	1,009
Finance income from financial assets at fair value through profit or loss	12,640	—	12,640
Finance expenses	(37,149)	11,285	(25,864)
Foreign currency transaction adjustments, net	(15,298)	—	(15,298)

Net income	$51,007	$(2,375)	$48,632

Net income attributable to owner	$48,317	$(2,375)	$45,942
Net income attributable to non-controlling interests	2,690	—	2,690

Net income	$51,007	$(2,375)	$48,632

KBS SOR (BVI) HOLDINGS LTD.

PRO FORMA CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

	Three months ended March 31, 2017
	As previously reported	Pro Forma Adjustments	Pro Forma Total
	U.S. dollars in thousands

Net income (loss)	$4,595	$(7,760)	$(3,165)

Total comprehensive income (loss)	4,595	(7,760)	(3,165)

Total comprehensive income (loss) attributable to owner	$4,401	$(7,760)	$(3,359)
Total comprehensive income attributable to non-controlling interests	194	—	194

Total comprehensive income	$4,595	$(7,760)	$(3,165)

	Year ended December 31, 2017
	As previously reported	Pro Forma Adjustments	Pro Forma Total
	U.S. dollars in thousands

Net income	$51,007	$(2,375)	$48,632

Total comprehensive income	51,007	(2,375)	48,632

Total comprehensive income attributable to owner	$48,317	$(2,375)	$45,942
Total comprehensive income attributable to non-controlling interests	2,690	—	2,690

Total comprehensive income	$51,007	$(2,375)	$48,632

The accompanying notes are an integral part of the pro forma interim consolidated financial statements.

KBS SOR (BVI) HOLDINGS LTD.

NOTES TO PRO FORMA INTERIM CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1:	GENERAL

The pro forma interim consolidated financial statements are prepared in accordance with Regulation 38B of the Securities Regulations (Periodic and Immediate Reports), 1970 (the "Pro Forma Statements").

NOTE 2:	PRO FORMA ASSUMPTIONS

a.	General

The Pro Forma Interim Consolidated Statements of Operations and Pro Forma Consolidated Statements of Comprehensive Income have been prepared to give effect to the disposition of the Singapore Portfolio, as if such disposition occurred on January 1, 2017. The Pro Forma Statements have been prepared under certain assumptions, which are set forth below. It is clarified that the Pro Forma Statements do not reflect the actual results of the Company; rather, they have been prepared in order to provide additional information, based on different assumptions.

Since the Singapore transaction occurred in November 2017, the statements of operations and the statements of comprehensive income for the three months period ended March 31, 2018 are not presented as they do not differ from the consolidated statements of operations for the three months period ended March 31, 2018.

b.	Principal assumptions used in preparing the Pro Forma Statements

The Pro Forma Statements have been prepared under the following assumptions:

1.	The Singapore Transaction occurred on January 1, 2017 for the Pro Forma Consolidated Statements of Operations and Pro Forma Consolidated Statements of Comprehensive Income.

2.
A reversal has been made for the historical operations of the Singapore Portfolio as reflected in the Company's historical statements of operations and statements of comprehensive income for the three months ended March 31, 2017 and for the year ended December 31, 2017.